SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  Form 8-K/A-1

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 1997


                               Landec Corporation
             (Exact name of registrant as specified in its charter)

                                     0-27446
                            (Commission File Number)

California                                  94-3025618
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation)


                     3603 Haven Avenue, Menlo Park, CA 94025
             (Address of principal executive offices, with zip code)

                                 (650) 306-1650
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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         The Registrant  hereby amends the following items of its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 1997.

         Item 7 (Financial Statements and Exhibits) (c) (Exhibits) is amended and restated in its entirety to read as follows:

         (c)      Exhibits.

                  10.18* Asset Purchase Agreement between Bissell Healthcare Corporation and Landec Corporation, dated August 28, 1997.

                  10.19* Technology License Agreement between Bissell Healthcare Corporation and Landec Corporation, dated August 28, 1997.

                  10.20* Supply Agreement between Bissell Healthcare Corporation and Landec Corporation, dated August 28, 1997.

         ---------------
         * Confidential treatment requested.


         Exhibit No. in INDEX TO EXHIBITS is amended and restated as follows:

                                INDEX TO EXHIBITS


        Exhibit No.                          Exhibit Title
        -----------                          -------------
         10.18    *Asset   Purchase   Agreement   between   Bissell   Healthcare
                  Corporation and Landec Corporation, dated August 28, 1997
         10.19    *Technology   License  Agreement  between  Bissell  Healthcare
                  Corporation and Landec Corporation, dated August 28, 1997.
         10.20 *Supply Agreement between Bissell Healthcare Corporation and Landec Corporation, dated August 28, 1997.

         -------------------
         *     Confidential treatment requested.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               LANDEC CORPORATION


Date:  November 7, 1997                        By: /s/ Joy T. Fry
                                                   -----------------------------
                                                   Joy T. Fry
                                                   Vice President of Finance and
                                                   Administration and Chief
                                                   Financial Officer